Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

    John F. Chlebowski
John F. Chlebowski

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

  Raymond M. Neihengen, Jr.
Raymond M. Neihengen, Jr.

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

   James W. Goodrich
James W. Goodrich

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of February 2004.

       J. Reid Porter
J. Reid Porter

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

      R M Qualls
Robert M. Qualls

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

    William R. Parr
William R. Parr

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, Robert M. Qualls and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of February 2004.

   E. Paul Dunn, Jr.
E. Paul Dunn, Jr.

Return to Phosphate Resource Partners Limited Partnership Form 10-K